UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): date March 29, 2017

THE EVEREST FUND, L.P.
(Exact name of registrant as specified in its charter)
Iowa 		               0-17555                42-1318186
(State or other jurisdiction
of incorporation) 	 (Commission file number)    (IRS Employer
                                                   Identification No.)


1100 North 4th Street
Suite 232
Fairfield, Iowa 52556
(Address of principal executive offices)

Registrant's telephone number, including area code: (641) 472-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Date:  March 29, 2017

National Futures Association
Compliance Department
300 South Riverside Plaza, #1800
Chicago, IL   60606

Commodity Futures Trading Commission
Three Lafayette Centre
1155 21st Street, N.W.
Washington, DC   20581

Please be notified that on February 1, 2017, the current independent registered accounting firm for The Everest
Fund, L.P. (NFA ID# P001601), Horwich Coleman Levin, LLC,
125 South Wacker Drive, Suite 1500, Chicago, IL 60606, merged with WIPFLI, LLP, which is a registered firm with PCAOB (Public Company Accounting Oversight Board) and will continue operations under the name of WIPFLI, LLP. Horwich Coleman Levin, LLC has been Everest's independent registered accounting firm since August 9, 2016. WIPFLI, LLP will continue our yearly and quarterly filings with the SEC. Everest will not experience any material changes or incur any additional expenses due to this merger and name change. The Board of Directors of the Registrant approved the merger of its current independent registered accounting firm.

There were no reportable events under 304(a)(1)(v) of Regulation SK.

We provided WIPFLI, LLP, formerly Horwich Coleman Levin, LLC, with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agreed with the statements made in this Form 8-K. A copy of the letter provided by WIPFLI, LLP is attached to this Form 8-K as
Exhibit 16.1.






Exhibit 16.1
Change of Accountants - merger of current accountants
	The Everest Fund, L.P. (NFA ID# P001601)

March 29, 2017

Securities and Exchange Commission Washington, D.C. 20549

Commissioners:

We have read The Everest Fund, L.P.'s statements included under Item 4.01 of its Form 8-K filed on March29, 2017 and we agree with such statements concerning our firm.

Sincerely,

WIPFLI, LLP


SIGNATURES










Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
 Date:       March 29, 2017
      THE EVEREST FUND, L.P.

      By: Everest Asset Management, Inc.,   General Partner
      By: /s/ Peter Lamoureux

      Peter Lamoureux
      President, Secretary, Treasurer and Director